Exhibit 99.2

Success Nutrients Inc. financial statements for the six months ended June 30, 2017
(Unaudited)

SUCCESS NUTRIENTS INC.

BALANCE SHEETS

Expressed in U.S. Dollars

	June 30, 2017	December 31, 2016

Assets
Current assets
Cash and cash equivalents	$26,631	$155,036
Accounts receivable	62,365	24,144
Accounts receivable - related party	24,294	11,207
Intercompany receivable	49,098	295
Inventory	92,798	43,623
Other assets	17,339	15,148
Total current assets	272,525	249,453

Non-current assets
Fixed assets, net accumulated depreciation of $1,286	$16,922	$–
Intangible assets, net accumulated amortization of $2,374	69,426	70,623
Total non-current assets	86,348	70,623

Total assets	$358,873	$320,076

Liabilities and Stockholders’ Equity

Current liabilities
Accounts payable	$2,288	$–
Other liabilities	3,467	8,560
Total current liabilities	5,755	8,560

Long-term liabilities
Note payable - related party	$58,280	$63,350
Total long-term liabilities	58,280	63,350

Total liabilities	64,035	71,910

Commitments and contingencies, note 9
Shareholders’ equity
Common stock $0.01 par value	$10,000	$10,000
Shareholder distributions	(64,037)	–
Additional paid-in capital	55,551	–
Retained earnings	293,324	238,166
Total shareholders' equity	294,838	248,166

Total liabilities and stockholders’ equity	$358,873	$320,076

See accompanying notes to the financial statements

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SUCCESS NUTRIENTS INC.

STATEMENT OF COMPREHENSIVE (LOSS) AND INCOME

For the Six Months Ended June 30, 2017 and 2016

Expressed in U.S. Dollars

	Six Months Ended June, 30
	2017	2016
Operating revenues
Product sales	$397,532	$197,165
Product sales - related party	122,944	33,177
Consulting fees	55,806	–
Total operating revenues	576,282	230,342

Cost of goods
Cost of goods	92,641	53,997
Cost of goods- related party	26,036	8,162
Total cost of goods	118,677	62,159

Gross profit	457,605	168,183

Operating expenses
General and administrative	128,580	32,712
Professional services	94,271	17,700
Advertising	53,394	2,490
Salaries	126,636	–
Total operating expenses	402,881	52,902

Income from operations	54,724	115,281

Other income/expense
Other income	(434)	(92)
Total other expense	(434)	(92)

Net income before income taxes	55,158	115,373

Income tax expense	–	–

Net income	$55,158	$115,373

See accompanying notes to the financial statements

2

SUCCESS NUTRIENTS INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2017 and 2016

Expressed in U.S. Dollars

	2017	2016
Cash flows from operating activities
Net income for the period	$55,518	$115,373
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	6,442	–
Changes in operating assets and liabilities
Accounts receivable	(100,111)	(7,176)
Inventory	(49,175)	(48,698)
Other assets	(2,191)	28,232
Accounts payable and other liabilities	(2,805)	10,674
Net cash earned (used) from operating activities	(92,322)	98,405

Cash flows from investing activities
Purchase of assets	(22,527)	–
Net cash used in investing activities	(22,527)	–

Cash flows from financing activities
Short term debt	(5,070)	(28,000)
Investment from parent	55,551	–
Distributions to shareholders	(64,037)	–
Net cash (used) for financing activities	(13,556)	(28,000)

Net (decrease) increase in cash and cash equivalents	(128,405)	70,405
Cash and cash equivalents - beginning of year	155,036	3,981
Cash and cash equivalents - end of year	$26,631	$74,386

See accompanying notes to the financial statements

3

Success Nutrients, Inc.

Notes To Unaudited Financial Statements

For The Six Months Ended June 30, 2017 and 2016

Note 1. Organization and Nature of Operations:

Business Description – Business Activity: Success Nutrients Inc. (the "Company") is a Colorado corporation incorporated on May 5, 2015. The Company is a cannabis nutrient company that provides a large array of superior products that support farmers and growers to cultivate a very healthy and quality product. The Company’s goal is to revolutionize modern gardening with an emphasis on stronger plants, healthy flowers and an overall cleaner product.

Nine-part Product line – The Company’s nine-part product line is the culmination of all the micro and macro nutrients found to produce the most per square foot, while achieving the highest quality possible. The first product in their line is called “Trees”. Trees is a formulated to compliment your plant in both the vegetative and flowing phase. The second product “Micro”, helps provide your plants with Nitrogen, Potassium and Calcium. The third product, “Flowers”, is the backbone the helps the plant to achieve high yields and a quality product. The forth product in their line, “Silica”, is a supplement to that helps the plant flourish in adverse environment conditions such as heat, drought or frost. The fifth product, “Fire”, is used to help enhance the size and development of the plant in the flowering phase of the plant life cycle. The sixth product, “Sugar”, is an element with high levels of sulfur that aids as an effective flushing agent to your garden. The seventh product in their line, “Balance”, is a supplement designed to correct common deficiencies or imbalances in multiple phases of the plants life cycle. The eighth product, “Game Time”, is a highly-concentrated plant food supplement that helps increase the plant size. The last product in the Company’s line, “Blast Off”, helps promote root and plant growth in multiple phases of the plants life cycle.

Related Parties – Related parties are any entities or individuals that, through employment, ownership or other means, possess the ability to direct or cause the direction of the management and policies of the Company. We disclose related party transactions that are outside of normal compensatory agreements, such as salaries or board of director fees. We had related party transactions with the following individuals / companies:

•	Super Farm LLC – Joshua Haupt, founder of the Company, has a 20% ownership
•	De Best Inc.– Joshua Haupt, founder of the Company, has a 20% ownership
•	Joshua Haupt. – Joshua Haupt, founder of Success Nutrients
•	Pono Publications Ltd. – Joshua Haupt, founder of Pono Publications Ltd., has majority ownership
•	Medicine Man Denver – Andy Williams, Director of Medicine Man Technologies, has a 38% ownership

Going Concern – The financial statements have been prepared on a going concern basis, which assumes we will be able to realize our assets and discharge our liabilities in the normal course of business for the foreseeable future. The ability to continue as a going concern is dependent upon our generating profitable operations in the future and / or obtaining the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they come due. Management believes that actions presently being taken to further implement our business plan and generate additional revenues provide opportunity for the Company to continue as a going concern. While we believe in the viability of our strategy to generate additional revenues and our ability to raise additional funds, there can be no assurances to that effect.

The Company had net income of $55,158 and $115,373 at June 30, 2017 and June 30, 2016. The Company had retained earnings of $293,324 and $238,166 at June 30, 2017 and December 31, 2016, respectively.

4

Recently Issued Accounting Standards –

FASB ASU 2017-01 “Clarifying the Definition of a Business (Topic 805)” – In January 2017, the FASB issued 2017-1.  The new guidance that changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business.  The guidance requires an entity to evaluate if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets; if so, the set of transferred assets and activities is not a business. The guidance also requires a business to include at least one substantive process and narrows the definition of outputs by more closely aligning it with how outputs are described in ASC 606. The ASU is effective for annual reporting periods beginning after December 15, 2017, and for interim periods within those years. Adoption of this ASU is not expected to have a significant impact on our results of operations, cash flows and financial position.

FASB ASU 2016-15 “Statement of Cash Flows (Topic 230)” – In August 2016, the FASB issued 2016-15. Stakeholders indicated that there is a diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. ASU 2016-15 addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those fiscal years.  Early adoption is permitted. Adoption of this ASU will not have a significant impact on our statement of cash flows.

FASB ASU 2016-11 “Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815)” – In May 2016, the FASB issued 2016-11, which clarifies guidance on assessing whether an entity is a principal or an agent in a revenue transaction. This conclusion impacts whether an entity reports revenue on a gross or net basis.  This ASU is effective for annual reporting periods beginning after December 15, 2017, with the option to adopt as early as December 15, 2016. We are currently assessing the impact of adoption of this ASU on our consolidated results of operations, cash flows and financial position.

Note 2.	Liquidity and Capital Resources:

Cash Flows – During the six months ending June 30, 2017 and June 30, 2016, the Company primarily utilized cash and cash equivalents and profits from operations to fund its operations.

Cash and cash equivalents are carried at cost and represent cash on hand, deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date. The Company had $26,631 and $155,036 classified as cash and cash equivalents as of June 30, 2017 and December 31, 2016, respectively.

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Note 3.	Critical Accounting Policies and Estimates:

Basis of Presentation: These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission for annual financial statements.

Fair Value Measurements: Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability, in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy is based on three levels of inputs, of which the first two are considered observable and the last unobservable, as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities.

Our financial instruments include cash, accounts receivable, note payable, accrued liabilities and other assets. The carrying values of these financial instruments approximate their fair value due to their short maturities. The carrying amount of our debt approximates fair value because the interest rates on these instruments approximate the interest rate on debt with similar terms available to us.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported therein. Due to the inherent uncertainty involved in making estimates, actual results reported in future periods may be based upon amounts that differ from these estimates.

Accounts receivable: The Company extends unsecured credit to its customers in the ordinary course of business. Accounts receivable related to product revenues are recorded at the time the product is shipped to the customer, resulting in the funds being due being achieved, services are delivered and payment is reasonably assured. Product revenues are generally collected from 1 to 30 days after the invoice is sent. As of June 30, 2017, and December 31, 2016, respectively, the Company had accounts receivable of $135,757 and $35,646. Within the accounts receivable, the Company had an intercompany receivable balance as of June 30, 2017, and December 31, 2017, respectively, of $49,098 and $295. The Company wrote off $0 of its accounts receivable during the six months ended June 30, 2017. The Company will continue to evaluate the need for recognizing an additional allowance in the future.

Other assets: As of June 30, 2017, and December 31, 2016, respectively other assets was $17,339 and $15,148 of which included deposits, prepaid inventory and intercompany transfers.

Accounts Payable: As of June 30, 2017, and December 31, 2016, respectively other liabilities was $2,288 and $0.

Other liabilities: As of June 30, 2017, and December 31, 2016, respectively other liabilities was $3,465 and $8,560. This was solely comprised of accrued payroll taxes.

Revenue recognition and related allowances: Revenue is recognized when the product is shipped. The point at which the Company recognizes revenue meets all four revenue recognition criteria. The Company’s point of sale system provides evidence that an arrangement exists, the price is fixed and the collectability is assured. Revenue from product sales is recognized when the obligations to the client are fulfilled which is determined when product has been shipped.

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Costs of Goods Sold – Costs of goods sold are comprised of inventory purchases, fees and shipping costs incurred while supporting the sale of the Company’s products.

General & Administrative Expenses – General and administrative expense are comprised of all expenses not linked to the production or advertising of the Company’s products.

Advertising and Marketing Costs: Advertising and marketing costs are expensed as incurred and were $53,394 and $2,490 during the years ended June 30, 2017 and June 30, 2016, respectively.

Income taxes: The Company has adopted SFAS No. 109 – “Accounting for Income Taxes”. ASC Topic 740 requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of ASC Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Note 4.	Stockholders’ Equity:

The Company’s initial authorized stock at inception was 1,000,000 Common Shares, par value $0.01 per share. During 2017, the Company did amend its Articles of Incorporation to authorize more shares of Common Stock.

During the time in which the Company was establishing its operations it issued 1,000,000 shares of Common Stock to multiple individuals. The material stock holders are Josh Haupt with 63%, Angelo Harris, with 7% and Nicholas Costello with 7%. These were issued at par value due to no operations and no assets at the point of issuance.

During the second quarter of 2017, the Company entered into a Merger Agreement with Medicine Man Technologies, Inc., a Nevada corporation (“MMT”) and Medicine Man Consulting, Inc. and as of April 1, 2017, the Company was merged into Medicine Man Consulting

During 2017 as a part of the transaction noted above, Medicine Man Technologies made a loan from parent of $150,000. As of June 30, 2017, $55,551 was allocated to Success Nutrients.

Note 5.	Fixed Assets:

The Company depreciates their fixed assets on a straight-line basis over its expected useful lives. The Company’s capitalization policy during 2016 was to capitalize all assets over $10,000. On January 1, 2017, the Company changed their capitalization policy to capitalize all assets over $3,000.

	June 30, 2017	December 31, 2016
Equipment	$5,800	$–
Furniture & Fixtures	6,408	–
Vehicles	6,000	–
	18,208	–
Less: Accumulated Depreciation	(1,286)	–
	$16,922	$–

Depreciation expense for the six months ending June 30, 2017 and June 30, 2016, respectively was $1,286 and $0.

Note 6.	Intangible Assets:

During 2016, the Company attained two intangible assets, Product Agreement & Registration and a Trade Secret. The Company’s procurement of product registration during the year was within five states and Canada. The Company’s product was registered in California, Oregon, Colorado, Michigan, Arizona, Washington and all of Canada. The registration allows the Company to sell their product within the confines of that region. The registration fees capitalized are the initial costs to obtain the license. The licenses have nominal annual renewal costs. These subscriptions are amortized over a 15-year period.

During 2016, the Company incurred an intangible asset due to the development of the products nutrient recipe. The nutrient recipe development is a onetime fee. The intellectual property is amortized over a 15-year economic life of the asset. The economic life of the asset is shorter than the indefinite life, which is considered the legal life of the assets, so 15 years is deemed the economic life of the asset.

7

	June 30, 2017	December 31, 2016
License Agreement & Registration	$39,300	$39,300
Trade Secrets	32,500	32,500
Less: accumulated amortization	(2,374)	(1,177)
	$69,426	$70,623
Note 7.	Inventory:

At June 30, 2017 and December 31, 2016, respectively, the Company had $92,798 and $43,623 of finished goods inventory. The Company only has finished goods within inventory because it does not produce any of its products. All inventory is produced by a third party. The inventory valuation method that the Company uses is the FIFO method. During 2017 and 2016, the company had $0 obsolescence within its inventory.

Note 8.	Note Payable:

At June 30, 2017 and December 31, 2016, the Company had a note payable balance of $58,280 and $63,350, respectively. The note payable is a balance that is due to the founder of the Company, Joshua Haupt, who is a related party.

Note 9.	Related Party Transactions:

As of June 30, 2017, and 2016, the Company has five related parties, Joshua Haupt, Pono Publications, Medicine Man Denver, De Best Inc. and Super Farm LLC. The founder of the Company, Joshua Haupt, currently owns 20% of both De Best Inc. and Super Farms LLC. During 2017 and 2016, respectively, the Company had net sales from Super Farm LLC totaling $61,251 and $28,965. During 2017 and 2016, respectively, the Company had net sales from De Best totaling $21,553 and $4,212. During 2017 and 2016, respectively, the Company had net sales from Medicine Man Denver totaling $40,140 and $0. During 2017 and 2016, respectively, the Company had cost of services from Super Farm LLC, De Best and Medicine Man Denver totaling $26,036 and $8,162. During 2017 and 2016 respectively, the Company had a note payable due to Joshua Haupt totaling $52,280 and $63,350. During 2017 and 2016 respectively, the Company had accounts receivable related party balances due from De Best totaling $3,660 and $3,514 During 2017 and 2016 respectively, the Company had accounts receivable related party balances due from Medicine Man Denver totaling $7,073 and $948. During 2017 and 2016 respectively, the Company had accounts receivable related party balances due from Super Farm totaling $13,561 and $6,577.

Note 10.	Commitments and Contingencies:

Office Lease – Denver, Colorado – The Company entered into a lease for office space at 6660 E. 47th Ave Drive, Denver, Colorado 80216. The lease commitment is split between both Success Nutrients and Pono Publications Ltd. The lease period started December 1, 2016 and will terminate November 30, 2020, resulting in the following future commitments:

2017 fiscal year	$57,664
2018 fiscal year	59,294
2019 fiscal year	60,864
2020 fiscal year	62,464

The Company’s rent expense during the years ended June 30, 2017 and June 30, 2016, respectively, was $14,555 and $16,500.

Note 11.	Income Tax:

The Company was formed at inception and remained an S Corporation under the IRS Code until being acquired by Medicine Man Technologies, Inc. As a result, in lieu of corporate income taxes, the stockholders are taxed on their proportionate share of the Company's Income. Therefore, no provision for income taxes exist and no deferred tax asset exist as these both are the responsibility and benefit of the Company’s shareholders and do not belong to the Company. As such, the Company during the years ended June 30, 2017 and December 31, 2015, had $0 and $0 tax liability and $0 and $0 deferred tax asset as a result.

Note 12.	Subsequent Event:

There are no subsequent events to June 30, 2017 as of the filing date of this document.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Success Nutrients, Inc.:

We have audited the accompanying balance sheet of Success Nutrients, Inc. (“the Company”) as of December 31, 2016 and 2015 and the related statement of operations, stockholders’ equity (deficit) and cash flows for the year ended December 31, 2016 and period ended May 5, 2015 (inception) through December 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Success Nutrients, Inc., as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year ended December 31, 2016 and the period from May 5, 2015 (inception) through December 31, 2015, in conformity with generally accepted accounting principles in the United States of America.

The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting. Accordingly, we express no such opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BF Borgers CPA PC

BF Borgers CPA PC
Lakewood, CO
October 11, 2017

9

Success Nutrients Inc. financial statements for the years ended December 31, 2016 and 2015 (Audited)

SUCCESS NUTRIENTS INC.

BALANCE SHEETS

Expressed in U.S. Dollars

	December 31, 2016	December 31, 2015

Assets
Current assets
Cash and cash equivalents	$155,036	$3,981
Accounts receivable	24,144	28,232
Accounts receivable - related party	11,207	–
Intercompany receivable	295
Inventory	43,623	47,652
Other assets	15,148	–
Total current assets	249,453	79,865

Non-current assets
Intangible assets, net accumulated amortization of $1,177	70,623	–
Total non-current assets	70,623	–

Total assets	$320,076	$79,865

Liabilities and Stockholders’ Equity

Current liabilities
Other liabilities	$8,560	$–
Total current liabilities	8,560	–

Long-term liabilities
Note payable - related party	63,350	90,000
Total long-term liabilities	63,350	90,000

Total liabilities	71,910	90,000

Commitments and contingencies, note 9
Shareholders’ equity
Common stock $0.01 par value	10,000	10,000
Retained earnings	238,166	(20,135)
Total shareholders' equity	248,166	(10,135)

Total liabilities and stockholders’ equity	$320,076	$79,865

See accompanying notes to the financial statements

10

SUCCESS NUTRIENTS INC.

STATEMENT OF COMPREHENSIVE (LOSS) AND INCOME

For the Twelve Months Ended December 31, 2016 and Inception to December 31, 2015

Expressed in U.S. Dollars

		May 5, 2015
		(Inception)
		through
	December 31, 2016	December 31, 2015

Operating revenues
Product sales	$520,140	$–
Product sales - related party	259,152	–
Total operating revenues	779,292	–

Cost of goods
Cost of goods	152,574	–
Cost of goods - related party	70,185	–
Total cost of goods	222,759	–

Gross profit	556,533	–

Operating expenses
General and administrative	107,961	20,135
Professional services	52,730	–
Advertising	16,172	–
Salaries	121,742	–
Total operating expenses	298,605	20,135

Income (loss) from operations	257,928	(20,135)

Other income/expense
Other income	(373)	–
Total other expense	(373)	–

Net income (loss) before income taxes	258,301	(20,135)

Income tax expense	–	–

Net income (loss)	$258,301	$(20,135)

See accompanying notes to the financial statements

11

SUCCESS NUTRIENTS INC.

STATEMENT OF CASH FLOWS

For the Twelve Months Ended December 31, 2016 and Inception to December 31, 2015

Expressed in U.S. Dollars

		Period From
		May 5, 2015
		(Inception)
		through
	December 31, 2016	December 31, 2015
Cash flows from operating activities
Net income (loss) for the period	$258,301	$(20,135)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Depreciation and amortization	1,177	–
Changes in operating assets and liabilities
Accounts receivable	(35,646)	–
Inventory	4,028	(47,651)
Other assets	13,085	(28,233)
Other liabilities	8,560	–
Net cash earned (used) from operating activities	249,505	(96,019)

Cash flows from investing activities
Purchase of assets	(71,800)	–
Net cash used in investing activities	(71,800)	–

Cash flows from financing activities
Short term debt	(26,650)	90,000
Common stock	–	10,000
Net cash (used) earned for financing activities	(26,650)	100,000

Net increase in cash and cash equivalents	151,055	3,981
Cash and cash equivalents - beginning of year	3,981	–
Cash and cash equivalents - end of year	$155,036	$3,981

See accompanying notes to the financial statements

12

SUCCESS NUTRIENTS, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Twelve Months Ended December 31, 2016

Expressed in U.S. Dollars

	Common Shares	Common Stock	Accumulated Earnings (Loss)	Total Equity
Balance - January 1, 2015	–	$–	$–	$–

Stock issued	1,000,000	10,000	–	10,000

Net (loss) for the period	–	–	(20,135)	(20,135)

Balance - December 31, 2015	1,000,000	10,000	(20,135)	(10,135)

Net (loss) for the period	–	–	258,301	258,301

Balance - December 31, 2016	1,000,000	$10,000	$238,166	$248,166

See accompanying notes to the financial statements

13

Success Nutrients, Inc.

Notes To Audited Financial Statements

For The Years Ended December 31, 2016 and 2015

Note 1. Organization and Nature of Operations:

Business Description – Business Activity: Success Nutrients Inc. (the “Company”) is a Colorado corporation incorporated on May 5, 2015. The Company is a cannabis nutrient company that provides a large array of superior products that support farmers and growers to cultivate a very healthy and quality product. Their goal is to revolutionize modern gardening with an emphasis on stronger plants, healthy flowers and an overall cleaner product.

Nine-part Product line – The Company’s nine-part product line is the culmination of all the micro and macro nutrients found to produce the most per square foot, while achieving the highest quality possible. The first product in their line is called “Trees”. Trees is a formulated to compliment your plant in both the vegetative and flowing phase. The second product “Micro”, helps provide your plants with Nitrogen, Potassium and Calcium. The third product, “Flowers”, is the backbone the helps the plant to achieve high yields and a quality product. The forth product in their line, “Silica”, is a supplement to that helps the plant flourish in adverse environment conditions such as heat, drought or frost. The fifth product, “Fire”, is used to help enhance the size and development of the plant in the flowering phase of the plant life cycle. The sixth product, “Sugar”, is an element with high levels of sulfur that aids as an effective flushing agent to your garden. The seventh product in their line, “Balance”, is a supplement designed to correct common deficiencies or imbalances in multiple phases of the plants life cycle. The eighth product, “Game Time”, is a highly-concentrated plant food supplement that helps increase the plant size. The last product in the Company’s line, “Blast Off”, helps promote root and plant growth in multiple phases of the plants life cycle.

Related Parties – Related parties are any entities or individuals that, through employment, ownership or other means, possess the ability to direct or cause the direction of the management and policies of the Company.  We disclose related party transactions that are outside of normal compensatory agreements, such as salaries or board of director fees.  We had related party transactions with the following individuals / companies:

•	Super Farm LLC – Joshua Haupt, founder of the Company, has a 20% ownership
•	De Best Inc.– Joshua Haupt, founder of the Company, has a 20% ownership
•	Joshua Haupt. – Joshua Haupt, founder of Success Nutrients
•	Pono Publications Ltd. – Joshua Haupt, founder of Pono Publications Ltd.
•	Medicine Man Technologies – Acquiring Success Nutrients

Going Concern – The accompanying financial statements have been prepared on a going concern basis, which assumes we will be able to realize our assets and discharge our liabilities in the normal course of business for the foreseeable future. The ability to continue as a going concern is dependent upon our generating profitable operations in the future and/or obtaining the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they come due. Management believes that actions presently being taken to further implement our business plan and generate additional revenues provide opportunity for the Company to continue as a going concern. While we believe in the viability of our strategy to generate additional revenues and our ability to raise additional funds, there can be no assurances to that effect.

The Company had net income (loss) of $258,301 and $(20,135) at December 31, 2016 and December 31, 2015, respectively. The Company had retained earnings (deficit) of $238,166 and $(20,135) at December 31, 2016 and December 31, 2015, respectively.

These matters, among others, raise substantial doubt about our ability to continue as a going concern.

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Recently Issued Accounting Standards –

FASB ASU 2017-01 “Clarifying the Definition of a Business (Topic 805)” – In January 2017, the FASB issued 2017-1.  The new guidance that changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business.  The guidance requires an entity to evaluate if substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or a group of similar identifiable assets; if so, the set of transferred assets and activities is not a business. The guidance also requires a business to include at least one substantive process and narrows the definition of outputs by more closely aligning it with how outputs are described in ASC 606.  The ASU is effective for annual reporting periods beginning after December 15, 2017, and for interim periods within those years. Adoption of this ASU is not expected to have a significant impact on our consolidated results of operations, cash flows and financial position.

FASB ASU 2016-15 “Statement of Cash Flows (Topic 230)” – In August 2016, the FASB issued 2016-15. Stakeholders indicated that there is a diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. ASU 2016-15 addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. Adoption of this ASU will not have a significant impact on our statement of cash flows.

FASB ASU 2016-11 “Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815)” – In May 2016, the FASB issued 2016-11, which clarifies guidance on assessing whether an entity is a principal or an agent in a revenue transaction. This conclusion impacts whether an entity reports revenue on a gross or net basis. This ASU is effective for annual reporting periods beginning after December 15, 2017, with the option to adopt as early as December 15, 2016. We are currently assessing the impact of adoption of this ASU on our consolidated results of operations, cash flows and financial position.

Note 2.	Liquidity and Capital Resources:

Cash Flows – During the years ending December 31, 2016 and December 31, 2015, respectively, the Company primarily utilized cash and cash equivalents and profits from operations to fund its operations.

Cash and cash equivalents are carried at cost and represent cash on hand, deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date. The Company had $155,036 and $3,981 classified as cash and cash equivalents as of December 31, 2016 and December 31, 2015, respectively.

Note 3.	Critical Accounting Policies and Estimates:

Basis of Presentation: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission for annual financial statements.

Fair Value Measurements: Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability, in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy is based on three levels of inputs, of which the first two are considered observable and the last unobservable, as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the measurement of the fair value of the assets or liabilities.

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Our financial instruments include cash, accounts receivable, note payable, accrued liabilities and other assets. The carrying values of these financial instruments approximate their fair value due to their short maturities. The carrying amount of our debt approximates fair value because the interest rates on these instruments approximate the interest rate on debt with similar terms available to us.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported therein. Due to the inherent uncertainty involved in making estimates, actual results reported in future periods may be based upon amounts that differ from these estimates.

Accounts receivable: The Company extends unsecured credit to its customers in the ordinary course of business. Accounts receivable related to product revenues are recorded at the time the product is shipped to the customer, resulting in the funds being due being achieved, services are delivered and payment is reasonably assured. Product revenues are generally collected from 1 to 30 days after the invoice is sent. As of December 31, 2016, and December 31, 2015, respectively, the Company had accounts receivable of $35,646 and $28,232. The Company wrote off $0 of its accounts receivable during the current year. The Company will continue to evaluate the need for recognizing an additional allowance in the future.

Other assets: As of December 31, 2016, and December 31, 2015, respectively other assets was $15,148 and $0 of which included deposits and prepaid inventory.

Other liabilities: As of December 31, 2016, and December 31, 2015, respectively other liabilities was $8,560 and $0. This was solely comprised of accrued payroll taxes.

Revenue recognition and related allowances: Revenue is recognized when the product is shipped. The point at which the Company recognizes revenue meets all four revenue recognition criteria. The Company’s point of sale system provides evidence that an arrangement exists, the price is fixed and the collectability is assured. Revenue from product sales is recognized when the obligations to the client are fulfilled which is determined when product has been shipped.

Costs of Goods Sold – Costs of goods sold are comprised of inventory purchases, fees and shipping costs incurred while supporting the sale of the Company’s products.

General & Administrative Expenses – General and administrative expense are comprised of all expenses not linked to the production or advertising of the Company’s products.

Advertising and Marketing Costs: Advertising and marketing costs are expensed as incurred and were $16,172 and $0 during the years ended December 31, 2016 and December 31, 2015, respectively.

Income taxes: The Company has adopted SFAS No. 109 – “Accounting for Income Taxes”. ASC Topic 740 requires the use of the asset and liability method of accounting for income taxes. Under the asset and liability method of ASC Topic 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Note 4.	Stockholders’ Equity:

The Company’s initial authorized stock at inception was 1,000,000 Common Shares, par value $0.01 per share. During 2016, the Company did amend its Articles of Incorporation to authorize more shares of Common Stock.

During the time in which the Company was establishing its operations it issued 1,000,000 shares of Common Stock to multiple individuals. The material stock holders are Josh Haupt with 63%, Angelo Harris, with 7% and Nicholas Costello with 7%. These were issued at par value due to no operations and no assets at the point of issuance.

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Note 5.	Fixed Assets:

The Company depreciates their fixed assets on a straight-line basis over its expected useful lives. The Company’s capitalization policy is to capitalize all assets over $10,000. During the years ended December 31, 2016 and December 31, 2015, respectively, the Company didn’t incur any purchases of fixed assets over $10,000.

Note 6.	Intangible Assets:

During 2016, the Company attained two intangible assets, Product Agreement & Registration and a Trade Secret. The Company’s procurement of product registration during the year was within five states and Canada. The Company’s product was registered in California, Oregon, Colorado, Michigan, Arizona, Washington and all of Canada. The registration allows the Company to sell their product within the confines of that region. The registration fees capitalized are the initial costs to obtain the license. The licenses have nominal annual renewal costs. These subscriptions are amortized over a 15-year period.

During 2016, the Company incurred an intangible asset due to the development of the products nutrient recipe. The nutrient recipe development is a onetime fee. The intellectual property is amortized over a 15-year economic life of the asset. The economic life of the asset is shorter than the indefinite life considered the legal life of the assets so 15 years is deemed the economic life of the asset.

Amortization expense for the period ending December 31, 2016 and December 31, 2015, respectively was $1,177 and $0.

	December 31, 2016	December 31, 2015
License Agreement & Registration	$39,300	$–
Trade Secrets	32,500	–
Less: accumulated amortization	(1,177)	–
	$70,623	$–

Note 7.	Inventory:

At December 31, 2016 and December 31, 2015, the Company had $43,623 and $47,652 of finished goods inventory, respectively, The Company only has finished goods within inventory because it does not produce any of its products. All inventory is produced by a third party. The inventory valuation method that the Company uses is the FIFO method. During 2016 and 2015, the Company had $0 obsolescence within their inventory.

Note 8.	Note Payable:

At December 31, 2016 and December 31, 2015, the Company had a note payable balance of $63,350 and $90,000, respectively. The note payable is a balance that is due to the founder of the Company, Joshua Haupt, who is a related party to the Company.

Note 9.	Related Party Transactions:

As of December 31, 2016, and December 31, 2015, the Company has four related parties, Joshua Haupt, Pono Publications Ltd., De Best Inc. and Super Farm LLC. The founder of the Company, Joshua Haupt, currently owns 20% of both De Best and Super Farm. During the year ended December 31, 2016, the Company had net sales from Super Farm LLC totaling $161,364 and $97,788, in sales from De Best Inc. The Company give’s a larger discount to related parties than non-related parties. The gross profit margin for related parties 73% at December 31, 2016. There were no sales during the year ending December 31, 2015. During 2016, the Company had accounts receivable balance with Super Farm LLC totaling $6,577 and $4,630 accounts receivable from De Best Inc. At December 31, 2016 and 2015, the Company had a note payable due to Joshua Haupt totaling $63,350 and $90,000, respectively As of December 31, 2016, and 2015, the Company had a related party other receivable balance totaling $295 and $28,232, respectively. These receivables are due from Pono Publications Ltd. off which Joshua Haupt is the majority owner.

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Note 10.	Commitments and Contingencies:

Office Lease – Denver, Colorado – The Company entered into a lease for office space at 6660 E. 47th Ave Drive, Denver, Colorado 80216. The lease commitment is split between both Success Nutrients and Pono Publications Ltd. The lease period started December 1, 2016 and will terminate November 30, 2020, resulting in the following future commitments:

2017 fiscal year	$57,664
2018 fiscal year	59,294
2019 fiscal year	60,864
2020 fiscal year	62,464

The Company’s rent expense during the years ended December 31, 2016 and December 31, 2015, was $36,665 and $0, respectively.

Note 11.	Income Tax:

The Company was formed at inception and remained an S Corporation under the IRS Code until being acquired by Medicine Man Technologies, Inc. As a result, in lieu of corporate income taxes, the stockholders are taxed on their proportionate share of the Company's Income. Therefore, no provision for income taxes exist and no deferred tax asset exist as these both are the responsibility and benefit of the Company’s shareholders and do not belong to the Company. As such, the Company during the years ended December 31, 2016 and December 31, 2015, had $0 and $0 tax liability and $0 and $0 deferred tax asset as a result.

Note 12.	Subsequent Event:

Subsequent to December 31, 2016, on February 27, 2017, we entered into an Share Exchange Agreement with Medicine Man Technologies, Inc., a Nevada corporation (“MMT”). This Agreement became effective on June 7, 2017, with an effective accounting date of April 1, 2017.

The ratification of the acquisition of the Company required the approval of the holders of a majority of our shareholders, which was obtained. As a result, Success Nutrients has become a wholly owned subsidiary of Medicine Man Technologies, Inc. on June 7, 2017, which is also where we will continue to conduct our consulting service business.

MMT issued an aggregate of 3,500,000 shares of its Common Stock to the Company’s stockholders in exchange for 100% of their issued and outstanding shares of each of their capital stock.

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